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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 1, 2002


                           ALLIED PRODUCTS CORPORATION
             (Exact name of registrant as specified in its charter)


        DELAWARE                        1-5530                   8-0292230
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
   of incorporation)                                        Identification No.)


                            c/o R.A.D. & Associates
          711 North McKinley Road, Suite 6, Lake Forest, Illinois 60045
                    (Address of principal executive offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (847) 535-9702


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 5.        OTHER EVENTS

On October 2, 2000, Allied Products Corporation (the "Company") filed a petition for reorganization in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division under Chapter 11 of the United States Bankruptcy Code. The Company is filing copies of its monthly United States Trustee reports under cover of Form 8-K in lieu of Forms 10-Q and 10-K.

On February 13, 2002, the Company filed its January monthly United States Trustee report with the bankruptcy court.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

               Exhibits

     99.01     United States Trustee Report of the Company for January 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Allied Products Corporation
                                      (Registrant)


                                      By: /s/ Richard A. Drexler
                                          Richard A. Drexler
                                          Chairman, President and Chief
                                          Executive & Financial Officer

Dated:  February 15, 2002